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                                                                   EXHIBIT 10.61

                           Nexell Therapeutics Inc.
                                   9 Parker
                           Irvine, California 92618


                                                        As of May 25, 1999
Mr. Donald G. Drapkin
c/o MacAndrews & Forbes
35 East 62nd Street
New York, NY

Re:  Amendment to November 17, 1995 Stock Option Agreement
     -----------------------------------------------------

Dear Mr. Drapkin:

     This letter constitutes an amendment to the Stock Option Agreement dated as of November 17, 1995 (the "Option Agreement") between you and Nexell Therapeutics Inc. (formerly named VIMRx Pharmaceuticals Inc.) as follows:

     In consideration of your willingness to extend your consulting services for a period of three years, the parties hereto acknowledge and agree that the expiration date of the "Option" (as each of those terms is defined in the Option Agreement) is extended from November 16, 2000 to November 16, 2003, subject to approval by the Company's shareholders as required by rules of The NASDAQ Stock Market, Inc. In addition, you shall be entitled to a "cashless exercise" provision consistent with the cashless exercise provision authorized under the Company's 1997 Incentive and Non-Incentive Stock Option Plan.

     Except as expressly set forth herein, the Option Agreement shall remain in full force and effect.

     Please sign below in the space provided to signify your consent to the foregoing amendment.

                                Very truly yours,

                                NEXELL THERAPEUTICS INC.

                                By:  /s/ Richard L. Dunning
                                     ----------------------
                                     Richard L. Dunning
                                     Chairman of the Board and Chief
                                     Executive Officer

I hereby acknowledge and agree to the foregoing amendment.

/s/ Donald G. Drapkin
-------------------------
Donald G. Drapkin